T. Rowe Price Developing Technologies Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price Industry-Focused Equity Funds

T. Rowe Price Developing Technologies Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

Supplement to prospectus dated May 1, 2004

Effective June 1, 2004, the Contingent Redemption Fee section in Section 1 of the prospectuses will be replaced with the following language:

Contingent Redemption Fee

Short-term "market timers" who engage in frequent purchases and redemptions can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, the funds assess a 1.00% fee on redemptions (including exchanges) of fund shares held for less than six months or one year.

Redemption fees are paid to a fund to help offset costs and to protect its long-term shareholders. The "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than the designated holding period, the fee will be charged.

In determining a holding period, the fund will use the anniversary date of a transaction. Thus, for a one-year period, shares purchased on February 1 will be subject to the fee if they are redeemed on or prior to the following January 31. If they are redeemed on or after February 1 of the following year, they will not be subject to the fee.

Shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or accounts, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or shares redeemed through designated systematic withdrawal plans are exempt from the redemption fee. The fee does apply to all other types of accounts including IRAs. The fee also may apply to shares in retirement plans held in broker omnibus accounts. Intermediaries who cannot assess the redemption fee because of systems limitations and can provide verification to that effect to the satisfaction of T. Rowe Price may be permitted to defer application of the fee until December 31, 2004. In addition, shares redeemed through automatic and/or non-discretionary rebalancing programs may not be subject to the fee, subject to the prior written approval by designated persons at T. Rowe Price, provided that they reasonably can be assured that these transactions will not result in short-term market timing or excessive trading. Finally, some transactions are not motivated by short-term market timing nor qualify as "excessive" trading and, therefore, may be exempt from the redemption fee, subject to prior written approval by designated persons at T. Rowe Price as described earlier.

The date of the supplement above is June 1, 2004.

C06-041 6/1/04